TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.
                            22700 SAVI RANCH PARKWAY
                             YORBA LINDA, CA 92686

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                                             CONTACT: MARTIN S. FAWER, Treasurer
                                                                  (914) 747-7474

                              FOR IMMEDIATE RELEASE

TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC. REPORTS ACQUISITION OF RESEARCH ANALYSIS CORPORATION

     Yorba Linda, CA (September 22, 1997)--Transition Analysis Component Technology, Inc. ("TACTech") (OTC:TRZA), a provider of proprietary data base information services, reported that it acquired the search and report software developed by Research Analysis Corporation ("RAC") through a merger of the Company's wholly-owned subsidiary with and into RAC.

     In the merger, RAC shareholders are entitled to receive up to 44,905 unregistered TACTech shares, and options to purchase up to an additional 44,905 unregistered TACTech shares (vesting over three years).

     The Company believes that it can achieve synergies as a result of the application of RAC's search engine technology to the Company's military and commercial systems componentry data bases and search engine technology, and that the RAC acquisition should enable the Company to offer improved data retrieval services to the Company's customers.

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     Certain statements contained in this press constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements (including, without limitation, benefits to be obtained from the RAC acquisition) involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements expressed or implied by such forward-looking statements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

     The public is also referred to the risks and uncertainties detailed in the Company's recent registration statement on Form SB-1 filed with the Securities and Exchange Commission.

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